APRIL 21, 2016

SUPPLEMENT TO

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016

Effective as of the close of business on April 29, 2016, The Hartford International Small Company Fund (the “Fund”) is closed to new investors until further notice. Accordingly, the following information is added to the section of the Summary Prospectus entitled “PURCHASE AND SALE OF FUND SHARES:”

Effective as of the close of business on April 29, 2016, the Fund is closed to new investors until further notice.  No purchases of the Fund’s shares will be allowed after April 29, 2016, other than:

•                  purchases by shareholders of record of the Fund as of April 29, 2016 to add to their existing Fund accounts through subsequent purchases or through exchanges from other Hartford Funds;

•                  purchases through reinvestment of dividends or capital gains distributions;

•                  purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford Funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund);

•                  purchases by Section 529 plans that currently include the Fund within one or more of their investment options;

•                  purchases by Hartford Funds’ funds of funds;

•                  purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before April 29, 2016; and

•                  purchases by certain financial institutions or financial intermediary firms that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients.

Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund after April 29, 2016.  If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at 1-888-843-7824.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7274	April 2016